Exhibit 32.2

CERTIFICATION OF CHIEF FINANCIAL OFFICER

PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, C. Brett Burford, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Annual Report of DGSE Companies, Inc. on Form 10-K for the fiscal year ended December 31, 2014 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Form 10-K fairly presents in all material respects the financial condition and results of operations of DGSE Companies, Inc.

March 26, 2015

By:	/s/ C. Brett Burford
C. Brett Burford
Chief Financial Officer

A signed original of this written statement required by Section 906 has been provided to DGSE Companies, Inc. and will be retained by DGSE Companies, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.